Supplement Dated October 12, 2023
To The Prospectus Dated May 1, 2023

JNL® Investors Series Trust
(the “Trust”)

Sub-Adviser Change for the JNL Government Money Market Fund

On October 10-11, 2023, the Board of Trustees (the “Board”) of the Trust approved a change of sub-adviser for the JNL Government Money Fund (the “Fund”).  On February 1, 2024, Mellon Investments Corporation (“Mellon”) will replace Wellington Management Company LLP as sub-adviser for the Fund. Shareholders will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund. The change in sub-adviser is not subject to shareholder approval.

This Supplement is dated October 12, 2023.